Exhibit 99.1

For More Information, Contact
George Huhta
Technology Solutions Company
(312)228-4760
george_huhta@techsol.com

Michael H. Carrel
ZAMBA Solutions
President and CEO
(952) 844-3113

mcarrel@zambasolutions.com

Technology Solutions Company
Announces Closing of ZAMBA Solutions Acquisition

CHICAGO & MINNEAPOLIS — December 29, 2004 — Technology Solutions Company (TSC) (Nasdaq: TSCC) and ZAMBA Corporation (OTC BB: ZMBA) today announced the closing of TSC’s acquisition of ZAMBA, a premier customer relationship management (CRM) services company. The transaction, which was approved by ZAMBA’S shareholders earlier today, will be effective Dec. 31, 2004.

“We are very excited about this acquisition. In addition to a great cultural fit, which is exceptionally important in our business, we have already seen benefits in the marketplace with significant new client wins,” said Michael Gorsage, president and CEO of TSC. “This merger solidifies our presence in the CRM market, gives us a strong base of clients and delivery talent from which to build, and provides a platform for future growth opportunities.”

“Our team is looking forward to joining TSC, and we are all committed to growing our combined company and continuing the tradition both firms have in providing outstanding client service,” added Michael Carrel, president and CEO of ZAMBA.

In the transaction, each share of ZAMBA common will be converted into 0.15 TSC common shares. Information regarding the distribution of certificates for TSC shares, including a letter of transmittal, will be sent to each ZAMBA shareholder with instructions for exchanging ZAMBA stock certificates for TSC stock certificates.

About Technology Solutions Company
 Delivering business benefits through the application of information technology, Technology Solutions Company (TSC) is an IT consulting firm committed to helping clients in Manufacturing, Health Care, Consumer and Retail, and Financial Services. TSC focuses on the strategic business challenges of Enterprise Resource Planning, Customer Relationship Management, Compliance, Business Technology, and Change Management & Training. Our range of services include IT strategy, project planning, software selection, reengineering, implementation, upgrades, training, and outsourcing. Headquartered in Chicago, TSC has worked with more than 800 clients worldwide, including the majority of the Fortune 100. For more information, please visit www.techsol.com.

CERTAIN FORWARD-LOOKING STATEMENTS AND FACTORS THAT MAY AFFECT FUTURE RESULTS

This press release contains or may contain certain forward-looking statements concerning the Company’s financial position, results of operations, cash flows, business strategy, budgets, projected costs and plans and objectives of management for future operations, as well as other statements including words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” and other similar expressions. These forward-looking statements involve significant risks and uncertainties. Although the Company believes its expectations reflected in such forward-looking statements are based on reasonable assumptions, readers are cautioned that no assurance can be given that such expectations will prove correct and that actual results and developments may differ materially from those conveyed in such forward-looking statements. Important factors that could cause actual results to differ materially from the expectations reflected in the forward-looking statements in this press release include, among others, our ability to successfully introduce new service offerings, our ability to manage the pace of technological change including our ability to refine and add to our service offerings to adapt to technological changes, our ability to manage the current downturn in our business and in our industry and the economy in general, our ability to manage our current decreased revenue levels, our ability to attract new business and increase revenues, our ability to attract and retain employees, our ability to accommodate a changing business environment, general business and economic conditions in the Company’s operating regions, market conditions and competitive factors, our dependence on a limited number of clients and the potential loss of significant clients, our ability to continue to attract new clients and sell additional work to existing clients, our ability to successfully integrate the Zamba business with our business, and our ability to manage costs and headcount relative to expected revenues, all as more fully described in the Company’s periodic reports filed with the Securities and Exchange Commission from time to time. Such forward-looking statements speak only as of the date on which they are made and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this press release. If the Company does update or correct one or more forward-looking statements, readers, investors and others should not conclude that the Company would make additional updates or corrections with respect thereto or with respect to other forward-looking statements. Actual results may vary materially.

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